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                                                                 Exhibit 10.9.1


                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT


     This Amendment (the "Amendment") to the Agreement dated as of April 5, 1996 (the "Agreement"), between Loral Space & Communications Ltd. and Bernard L. Schwartz, is made and is effective as of March 1, 1998.

     1. The first sentence of Section 3(a) of the Agreement is hereby amended to read as follows:

     "For services rendered by Schwartz during the term of this Agreement, the Company shall pay to Schwartz a base salary at the rate of $956,300 per year (adjusted as provided in Section 3(b)), for the period commencing on the Distribution Date to February 28, 1998, and a base salary at the rate of $1,600,000 per year (adjusted as provided in Section 3(b)), commencing on March 1, 1998."

     2. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.


                                              Loral Space & Communications Ltd.


                                              By: /s/ Eric J. Zahler
                                                  -----------------------------
                                                      Eric J. Zahler
                                                      Senior Vice President

                                                  /s/ Bernard L. Schwartz
                                                  -----------------------------
                                                      Bernard L. Schwartz